     COMMON STOCK                [QUINTUS LOGO]               COMMON STOCK

        NUMBER                                                    SHARES
     ------------                                             -------------
     QNTS-
     ------------                                             -------------

INCORPORATED UNDER THE                                        SEE REVERSE FOR
   LAWS OF DELAWARE                                         CERTAIN DEFINITIONS

                                                              CUSIP 748798 10 5

THIS CERTIFIES THAT




IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

----------------------------- QUINTUS CORPORATION ------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/   SUSAN SALVESEN                    /s/   ALAN K. ANDERSON
              ---------------------                   -----------------------
                   SECRETARY                          CHIEF EXECUTIVE OFFICER


                      [QUINTUS CORPORATION CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
     ChaseMellon Shareholder Services, L.L.C.
          (New York, New York)         TRANSFER AGENT
                                        AND REGISTRAR

BY:
   --------------------------------------------------
                                 AUTHORIZED SIGNATURE

257434B QX 103 Tuesday, November 2, 1999  10:22:27

                              QUINTUS CORPORATION
                          ----------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)



    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated________________________


                                ------------------------------------------------
                                NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE, IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.